EATON VANCE GREATER INDIA FUND
Supplement to Prospectus dated May 1, 2016

Eaton Vance Greater India Fund (the “Fund”) invests substantially all of its assets in Greater India Portfolio (the “Portfolio”).  Based on a recommendation from the Portfolio’s investment adviser, Boston Management and Research (“BMR”), the Board of Trustees (“Board”) of the Portfolio has approved (i) the termination of the investment sub-advisory agreement with the current sub-adviser to the Portfolio, LGM Investments Limited; (ii) the appointment of a new sub-adviser, Goldman Sachs Asset Management International (“GSAMI”), to manage the Portfolio’s assets on an interim basis, and the related interim sub-advisory agreement; and (iii) a fee reduction agreement with BMR to lower the contractual investment advisory fee at current asset levels to coincide with the implementation of the interim sub-advisory agreement.  These changes will be effective on or about September 15, 2016. The Board also approved the longer-term appointment of GSAMI and the adoption of a new sub-advisory agreement so that GSAMI may serve as sub-adviser to the Portfolio on an uninterrupted basis following the expiration of the interim sub-advisory agreement, subject to shareholder approval.  Shareholders of the Fund, as an investor in the Portfolio, will be asked to approve the new sub-advisory agreement with GSAMI at an upcoming shareholder meeting to be held on or about November 17, 2016.  The Board of Trustees of Eaton Vance Special Investment Trust, on behalf of the Fund, also approved (i) a change in the Fund’s diversification status from diversified to non-diversified, (ii) an investment advisory agreement between the Fund and BMR, and (iii) an investment sub-advisory agreement between BMR and GSAMI with respect to the Fund, all subject to shareholder approval at the upcoming shareholder meeting.  Proxy materials are expected to be mailed to shareholders in September 2016 and will include information about the foregoing proposals.

As a result, the following changes are effective September 15, 2016:

1.

The following replaces “Fees and Expenses of the Fund” in “Fund Summary”:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for a reduced sales charge if you invest, or agree to invest over a 13-month period, at least $50,000 in Eaton Vance funds. More information about these and other discounts is available from your financial intermediary and in Sales Charges beginning on page 15 of the Fund’s Prospectus and page 21 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class B	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of net asset value at purchase or redemption)	None	5.00%	1.00%	None

Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)	Class A	Class B	Class C	Class I
Management Fees*	1.00%	1.00%	1.00%	1.00%
Distribution and Service (12b-1) Fees	0.30%	1.00%	1.00%	None
Other Expenses	0.35%	0.35%	0.35%	0.35%
Total Annual Fund Operating Expenses	1.65%	2.35%	2.35%	1.35%

*

“Management Fees” reflect a fee reduction agreement to the Portfolio’s investment advisory agreement effective September 15, 2016, and “Management Fees” have been restated to reflect the fees as if the Portfolio’s revised advisory fee was in effect for the Fund’s last fiscal year.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Expenses with Redemption				Expenses without Redemption
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A shares	$733	$1,065	$1,420	$2,417	$733	$1,065	$1,420	$2,417
Class B shares	$738	$1,133	$1,455	$2,512	$238	$733	$1,255	$2,512
Class C shares	$338	$733	$1,255	$2,686	$238	$733	$1,255	$2,686
Class I shares	$137	$428	$739	$1,624	$137	$428	$739	$1,624

2.

The following replaces “Principal Investment Strategies” in “Fund Summary”:

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies in India and surrounding countries of the Indian subcontinent (“Greater India investments”) (the “80% Policy”). A company will be considered to be in India or another country if it is domiciled in or derives more than 50% of its revenue or profits from that country. Greater India investments are typically listed on stock exchanges in countries of the Indian subcontinent, but also include securities traded in markets outside these countries, including securities trading in the form of depositary receipts. The Fund normally invests at least 50% of its total assets in equity securities of Indian companies, and no more than 10% of its total assets in companies located in countries other than India, Pakistan or Sri Lanka.

The Fund invests in securities issued by companies with a broad range of market capitalizations, including smaller companies. The Fund may make direct investments in companies in private placement transactions. More than 25% of the Fund’s total assets may be denominated in any single currency. At times, the Fund may attempt to hedge foreign currency fluctuations by entering into forward foreign currency exchange contracts and options. The Fund may utilize index or stock futures for the limited purpose of managing cash flows. The Fund limits investment in such index or stock futures to not more than 20% of its total assets.  The Fund may also lend its securities.

The Fund’s investments are selected using a strong valuation discipline based on industry specific metrics, to purchase what the interim investment sub-adviser believes are well-positioned, cash-generating businesses run by shareholder-oriented management teams. From a valuation perspective, the interim investment sub-adviser generally looks for companies where its proprietary estimate of their earnings, asset value or cash flow is meaningfully different from consensus; or where the interim investment sub-adviser believes growth in intrinsic value is not reflected in the share price. Allocation of the Fund’s investments is determined by the interim investment sub-adviser’s assessment of a company’s upside potential and downside risk, how attractive it appears relative to other holdings, and how the addition will impact sector and industry weightings. The largest overweights relative to the Fund’s benchmark are given to companies the interim investment sub-adviser believes have the most upside return potential relative to their contribution to overall portfolio risk. Stocks will generally be sold when they have achieved their perceived long-term value or to pursue more attractive investment options.

The Fund currently invests its assets in the Portfolio, a separate registered investment company with the same investment objective and policies as the Fund.

3.

The following replaces the table under “Performance” in “Fund Summary”:

Average Annual Total Return as of December 31, 2015	One Year	Five Years	Ten Years
Class A Return Before Taxes	-10.44%	-2.41%	4.29%
Class A Return After Taxes on Distributions	-10.59%	-2.56%	3.97%
Class A Return After Taxes on Distributions and the Sale of Class A Shares	-5.76%	-1.83%	3.60%
Class B Return Before Taxes	-10.30%	-2.33%	4.28%
Class C Return Before Taxes	-6.57%	-1.95%	4.29%
Class I Return Before Taxes	-4.70%	-0.96%	5.12%
MSCI India Index (reflects no deduction for fees, expenses or taxes)	-6.12%	3.80%	7.22%
S&P Bombay Stock Exchange 100 Index (reflects no deduction for fees, expenses or taxes)(1)	-6.45%	-0.98%	8.10%

(1)  Effective September 15, 2016, the Fund changed its primary benchmark to the MSCI India Index because the investment adviser believes it is more closely aligned with the Fund’s investment strategies.

4.

The following replaces “Management” in “Fund Summary”:

Investment Adviser. Boston Management and Research (“BMR”).

Interim Investment Sub-Adviser. Goldman Sachs Asset Management International (“GSAMI”).

Portfolio Manager. The Portfolio is managed by Prashant Khemka, Managing Director and Chief Investment Officer of Emerging Markets Equity at GSAMI, who has managed the Portfolio since September 2016.

5.

The following replaces the second paragraph in “Greater India Investments” under “Investment Objective and Principal Policies and Risks”:

The Indian government has exercised, and continues to exercise, significant influence over many aspects of the Indian economy.  Foreign investment in the securities of issuers in greater India countries is usually restricted or controlled to some degree. In addition, the availability of financial instruments with exposure to Indian financial markets may be substantially limited by the restrictions on foreign investors. Only certain registered foreign institutional investors (“FIIs”) and non-Indian mutual funds that comply with certain statutory conditions were permitted to make direct portfolio investments in exchange-traded Indian securities. FIIs were required to register with and be approved by the Securities and Exchange Board of India (“SEBI”), and must continue to satisfy certain requirements imposed by SEBI. SEBI issued new Foreign Portfolio Investors (“FPI”) Regulations (“FPI

Regulations”) in 2014, replacing the former regulations regarding FII investment. The Portfolio was approved by SEBI as a sub-account in connection with an FII’s registration. Under FPI Regulations, the Portfolio is now deemed to be an FPI. FPI Regulations provide that each FII or sub-account that holds a valid certificate of registration shall be deemed to be an FPI for a period of three years for which fees have been paid under the former regulatory scheme. For renewal of their licenses under FPI Regulations, the FPI will be required to obtain approval from a designated depository participant authorized by SEBI to grant such licenses. There can be no guarantee that the Portfolio will obtain registration as an FPI following expiration of its registration, or that such registration will not be suspended or rescinded. FPIs are required to observe certain investment restrictions, including an account ownership ceiling of 10% of the total issued share capital of any one company, which may limit the Fund’s ability to invest in issuers or to fully pursue its investment objective. Income, gains and initial capital with respect to such investments are freely repatriable, subject to payment of applicable Indian taxes. In general, transactions conducted through a recognized Indian stock exchange are subject to securities transactional taxes and short-term capital gain taxes at the rate of 15% plus surcharges. Transactions that are not conducted through a recognized Indian stock exchange and transactions involving the sale of publicly traded debt securities are subject to long-term capital gain taxes at the rate of 10% plus surcharges and short-term capital gain taxes at the rate of 30% plus surcharges. India imposes a tax on interest on securities at a rate of 20% plus surcharges. This tax is imposed on the investor. India imposes a tax on dividends paid by an Indian company at a rate of 12.5% plus surcharges. This tax is imposed on the company that pays the dividends. Foreign ownership of shares of certain Indian companies may be subject to limitations. When foreign ownership of such an Indian company’s shares approaches the limitation, foreign investors may be willing to pay a premium to the local share price to acquire shares from other foreign investors. Such trading may lead to increased price volatility.

6.

The following replaces “Management” under “Management and Organization”:

Management.  The Portfolio’s investment adviser is Boston Management and Research (“BMR”), an indirect subsidiary of Eaton Vance Corp. (“EVC”). Eaton Vance Management (“Eaton Vance”) is a wholly-owned subsidiary of EVC. Eaton Vance and BMR have offices at Two International Place, Boston, MA 02110. Eaton Vance has been managing assets since 1924 and managing mutual funds since 1931. Eaton Vance and its affiliates currently manage over $300 billion on behalf of mutual funds, institutional clients and individuals.

Under its investment advisory agreement with the Portfolio, BMR receives a monthly asset-based investment advisory fee as follows:

Average Daily Net Assets for the Month	Annual Fee Rate* (for each level)
Up to $500 million	0.850%
$500 million but less than $1 billion	0.800%
$1 billion but less than $2.5 billion	0.775%
$2.5 billion but less than $5 billion	0.750%
$5 billion and over	0.730%

*Pursuant to a fee reduction agreement effective September 15, 2016.

Prior to September 15, 2016, BMR received an advisory fee as follows:

Average Daily Net Assets for the Month	Annual Fee Rate (for each level)
Up to $500 million	1.10%
$500 million but less than $1 billion	1.01%
$1 billion but less than $1.5 billion	0.93%
$1.5 billion but less than $2 billion	0.85%
$2 billion but less than $3 billion	0.76%
$3 billion and over	0.68%

For the fiscal year ended December 31, 2015, the effective annual rate of investment advisory fee, based on average daily net assets of the Portfolio, was 1.10%.

Pursuant to an interim investment sub-advisory agreement, BMR has delegated the investment management of the Portfolio to Goldman Sachs Asset Management International (“GSAMI”). BMR pays GSAMI a portion of its fee for sub-advisory services provided to the Portfolio. GSAMI is located at Christchurch Court, 10-15 Newgate Street, London, England EC1A 7HD.  GSAMI, regulated by the U.K. Financial Services Authority and registered as an investment adviser with the SEC since 1991, is a wholly-owned subsidiary of The Goldman Sachs Group, Inc. and an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”). Founded in 1869, The Goldman Sachs Group, Inc., 200 West Street, New York, New York 10282, is a publicly-held financial holding company and a leading global investment banking, securities and investment management firm. As of June 30, 2016, Goldman Sachs Asset Management, L.P. (“GSAM”), including its investment advisory affiliates, one of which is GSAMI, had assets under supervision of approximately $1.13 trillion.  Prior to September 15, 2016, BMR delegated the investment management of the Portfolio to LGM Investments Ltd., 95 Wigmore Street, London, W1U 1FD, England pursuant to an investment sub-advisory agreement.

Prashant Khemka serves as the Portfolio’s portfolio manager pursuant to the interim investment sub-advisory agreement (since September 2016). Mr. Khemka joined Goldman Sachs in May 2000 and is currently Managing Director and Chief Investment Officer of Emerging Markets Equity at GSAMI.

The Statement of Additional Information provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of Fund shares with respect to which the portfolio manager has management responsibilities.

The Fund’s semi-annual report covering the fiscal period ended June 30 provides information regarding the basis for the Trustees’ approval of the investment advisory and, if applicable, sub-advisory agreements.

Eaton Vance serves as the administrator of the Fund, providing the Fund with administrative services and related office facilities. In return, the Fund is authorized to pay Eaton Vance a monthly administrative fee equal to 0.15% annually of average daily net assets.

Eaton Vance provides sub-transfer agency and related services to Eaton Vance mutual funds pursuant to a Sub-Transfer Agency Support Services Agreement. For its services under the agreement, Eaton Vance receives an aggregate fee from such funds equal to the lesser of $2.5 million or its actual expenses incurred in performing such services.

September 15, 2016

23219 9.15.16

EATON VANCE GREATER INDIA FUND

Supplement to Statement of Additional Information dated May 1, 2016

1.

The following replaces the table under “Strategies and Risks”:

Investment Type	Permitted for or Relevant to:
Asset-Backed Securities (“ABS”)
Auction Rate Securities
Build America Bonds
Call and Put Features on Securities
Cash Equivalents	√
Collateralized Mortgage Obligations (“CMOs”)
Commercial Mortgage-Backed Securities (“CMBS”)
Commodity-Related Investments
Common Stocks	√
Contingent Convertible Securities
Convertible Securities	√ (1)
Credit Linked Securities
Derivative Instruments and Related Risks	√
Direct Investments
Derivative-Linked and Commodity-Linked Hybrid Instruments	√(1)
Emerging Market Investments	√(2)
Equity Investments	√(3)
Equity Linked Securities	√
Exchange-Traded Funds (“ETFs”)	√
Exchange-Traded Notes (“ETNs”)	√
Fixed-Income Securities	√(1)
Foreign Currency Transactions	√
Foreign Investments	√
Forward Foreign Currency Exchange Contracts	√
Forward Rate Agreements
Futures Contracts	√(4)
High Yield Securities	√(1)
Hybrid Securities
Illiquid Securities	√
Indexed Securities
Inflation-Indexed (or Inflation-Linked) Bonds
Junior Loans

Liquidity or Protective Put Agreements
Loans
Master Limited Partnerships ("MLPs")
Mortgage-Backed Securities (“MBS”)
Mortgage Dollar Rolls
Municipal Lease Obligations (“MLOs”)
Municipal Obligations
Option Contracts	√
Pooled Investment Vehicles	√
Preferred Stock	√
Real Estate Investments
Repurchase Agreements	√
Residual Interest Bonds
Restricted Securities
Reverse Repurchase Agreements	√
Rights and Warrants	√
Royalty Bonds
Senior Loans
Short Sales
Stripped Mortgage-Backed Securities (“SMBS”)
Structured Notes
Swap Agreements	√
Swaptions
Trust Certificates
U.S. Government Securities
Unlisted Securities	√
Variable Rate Instruments
When-Issued Securities, Delayed Delivery and Forward Commitments
Zero Coupon Bonds

Other Disclosures Regarding Investment Practices	Permitted for or Relevant to:
Asset Coverage	√
Average Effective Maturity
Borrowing for Investment Purposes
Borrowing for Temporary Purposes	√
Cyber Security Risk	√
Diversified Status	√

Dividend Capture Trading
Duration
Fund Investing in a Portfolio	√
Investments in the Subsidiary
Loan Facility
Operational Risk	√
Option Strategy
Participation in the ReFlow Liquidity Program	√
Portfolio Turnover	√
Securities Lending	√
Short-Term Trading
Significant Exposure to Health Sciences Companies
Significant Exposure to Smaller Companies	√
Significant Exposure to Utility and Financial Service Companies
Tax-Managed Investing

(1)

Convertible securities in which the Fund will invest will generally not be rated, but will typically be equivalent in credit quality to securities rated below investment grade.  Investments in such lower rated debt securities will not exceed 20% of total assets.

(2)

The Fund invests a significant portion of its assets in issuers in India and the Indian subcontinent.  For a discussion of the risks associated with such issuers, see Appendix E.

(3)

Equity securities, for purposes of the 80% policy, will be limited to common and preferred stocks; equity interests in trusts, partnerships, joint ventures and other unincorporated entities or enterprises; special classes of shares available only to foreign investors in markets that restrict ownership by foreign investors to certain classes of equity securities; depositary receipts; convertible preferred stocks; and other convertible instruments.  When consistent with its investment objective, the Fund may also invest in equity securities of companies not in the Indian subcontinent.

(4)

The Fund limits investment in stock and index futures to not more than 20% of its total assets.

2.

The following replaces “Principal Officers who are not Trustees” under “Management and Organization”:

Principal Officers who are not Trustees
Name and Year of Birth	Trust/Portfolio Position(s)	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
PAYSON F. SWAFFIELD 1956	President of the Trust	Since 2013	Vice President and Chief Income Investment Officer of Eaton Vance and BMR. Officer of 144 registered investment companies managed by Eaton Vance or BMR.
EDWARD J. PERKIN 1972	President of the Portfolio	Since 2016

Chief Equity Investment Officer and Vice President of Eaton Vance and BMR since 2014.  Formerly, Chief Investment Officer, International and Emerging Markets Equity, and Managing Director, Portfolio Manager, Europe, EAFE and Global at Goldman Sachs Asset Management (2002-2014).  Officer of 5 registered investment companies managed by Eaton Vance or BMR.

MAUREEN A. GEMMA 1960	Vice President, Secretary and Chief Legal Officer	Vice President since 2011, Secretary since 2007 and Chief Legal Officer since 2008	Vice President of Eaton Vance and BMR. Officer of 175 registered investment companies managed by Eaton Vance or BMR.
JAMES F. KIRCHNER 1967	Treasurer	Since 2013	Vice President of Eaton Vance and BMR. Officer of 175 registered investment companies managed by Eaton Vance or BMR.

PAUL M. O’NEIL 1953	Chief Compliance Officer	Since 2004	Vice President of Eaton Vance and BMR. Officer of 175 registered investment companies managed by Eaton Vance or BMR.

3.

The following replaces “Information About LGM Investments Limited.” under “Investment Advisory and Administrative Services”:

Information About Goldman Sachs Asset Management International.  Effective September 15, 2016, Goldman Sachs Asset Management International (“GSAMI”) became interim investment sub-adviser of the Portfolio pursuant to the Board’s approval of an interim investment sub-advisory agreement.  Prior to September 15, 2016, LGM Investments Limited was the Portfolio’s sub-adviser.  GSAMI, regulated by the U.K. Financial Services Authority and registered as an investment adviser with the U.S. Securities and Exchange Commission (“SEC”) since 1991, is a wholly-owned subsidiary of The Goldman Sachs Group, Inc. and an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”). Founded in 1869, The Goldman Sachs Group, Inc. is a publicly-held financial holding company and a leading global investment banking, securities and investment management firm. As of June 30, 2016, Goldman Sachs Asset Management, L.P., including its investment advisory affiliates, one of which is GSAMI, had assets under supervision of approximately $1.13 trillion.

4.

The following replaces “Portfolio Manager.” under “Investment Advisory and Administrative Services”:

Portfolio Manager.  The portfolio manager of the Portfolio is listed below.   The following table shows, as of August 31, 2016, the number of accounts the portfolio manager managed in each of the listed categories and the total assets (in millions of dollars) in the accounts managed within each category.  The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets (in millions of dollars) in those accounts.

	Number of All Accounts	Total Assets of All Accounts	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
Prashant Khemka
Registered Investment Companies	2	$667	0	$0
Other Pooled Investment Vehicles	4	$3,084	0	$0
Other Accounts	1	$50	0	$0

Mr. Khemka did not beneficially own any shares in the Fund or in the Eaton Vance family of funds as of August 31, 2016. Interests in the Portfolio cannot be purchased by a portfolio manager.

It is possible that conflicts of interest may arise in connection with a portfolio manager’s management of the Portfolio’s investments on the one hand and the investments of other accounts for which a portfolio manager is responsible on the other.  For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Portfolio and other accounts he advises.  In addition due to differences in the investment strategies or restrictions between the Portfolio and the other accounts, the portfolio manager may take action with respect to another account that differs from the action taken with respect to the Portfolio.  In some cases, another account managed by a portfolio manager may compensate the investment adviser based on the performance of the securities held by that account.  The existence of such a performance based fee may create additional conflicts of interest for a portfolio manager in the allocation of management time, resources and investment opportunities.  Whenever conflicts of interest arise, a portfolio manager will endeavor to exercise his discretion in a manner that he believes is equitable to all interested persons.  The investment adviser and sub-adviser have adopted several policies and procedures designed to address these potential conflicts including a code of ethics and policies which govern the investment adviser’s and sub-adviser’s trading practices, including among other things the aggregation and allocation of trades among clients, brokerage allocation, cross trades and best execution.

Compensation Structure for GSAMI.  Compensation for the portfolio manager of GSAMI is comprised of a base salary and discretionary variable compensation. The base salary is fixed from year to year. Year-end discretionary variable compensation is primarily a function of the portfolio manager’s individual performance and his contribution to overall team performance; the performance of GSAMI and Goldman Sachs; the team’s net revenues for the past year which in part is derived from advisory fees, and for certain accounts, performance-based fees; and anticipated compensation levels among competitor firms. The Portfolio manager may be rewarded, in part, for their delivery of investment performance, measured on a pre-tax basis, which is reasonably expected to meet or exceed the expectations of clients and fund shareholders in terms of: excess return over an applicable benchmark, peer group ranking, risk management and factors specific to certain funds such as yield or regional focus. Performance is judged over 1-, 3- and 5-year time horizons.

The discretionary variable compensation for the portfolio manager is also significantly influenced by: (1) effective participation in team research discussions and process; and (2) management of risk in alignment with the targeted risk parameter and investment objective of the Fund. Other factors may also be considered including: (1) general client/shareholder orientation and (2) teamwork and leadership. The Portfolio manager may receive equity-based awards as part of their discretionary variable compensation.

Other Compensation—In addition to base salary and discretionary variable compensation, GSAMI has a number of additional benefits in place including (1) a 401k program that enables employees to direct a percentage of their pretax salary and bonus income into a tax-qualified retirement plan; and (2) investment opportunity programs in which certain professionals may participate subject to certain eligibility requirements.

5.

The following replaces Appendix G:

GSAM Global Proxy Voting Policy, Procedures and Guidelines

2016 Edition

March 2016

Table of Contents

Part I: Policy and Procedures

A. Guiding Principles

B. The Proxy Voting Process

C. Implementation

D. Conflicts of Interest

Part II: GSAM Proxy Voting Guidelines Summary

A. U.S. Proxy Items

Guidelines

B. Non-U.S. Proxy Items

Guidelines

Part I

GOLDMAN SACHS ASSET MANAGEMENT

(“GSAM”*)

POLICY ON PROXY VOTING

FOR INVESTMENT ADVISORY CLIENTS

A.

Guiding Principles

Proxy voting and the analysis of corporate governance issues in general are important elements of the portfolio management services we provide to our advisory clients who have authorized us to address these matters on their behalf.  Our guiding principles in performing proxy voting are to make decisions that favor proposals that in GSAM’s view maximize a company’s shareholder value and are not influenced by conflicts of interest.  These principles reflect GSAM’s belief that sound corporate governance will create a framework within which a company can be managed in the interests of its shareholders.

GSAM has adopted the policies and procedures set out below regarding the voting of proxies (the “Policy”).  GSAM periodically reviews this Policy to ensure it continues to be consistent with our guiding principles.

B. The Proxy Voting Process

Public Equity Investments

To implement these guiding principles for investments in publicly-traded equities for which we have voting power on any record date, we follow customized proxy voting guidelines that have been developed by GSAM portfolio management (the “GSAM Guidelines”). The GSAM Guidelines embody the positions and factors GSAM generally considers important in casting proxy votes.  They address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, issues of corporate social responsibility and various shareholder proposals.  Recognizing the complexity and fact-specific nature of many corporate governance issues, the GSAM Guidelines identify factors we consider in determining how the vote should be cast.  A summary of the GSAM Guidelines is attached as Part II.

The principles and positions reflected in this Policy are designed to guide us in voting proxies, and not necessarily in making investment decisions.  GSAM portfolio management teams (each, a “Portfolio Management Team”) base their determinations of whether to invest in a particular company on a variety of factors, and while corporate governance may be one such factor, it may not be the primary consideration.

_____________________

* For purposes of this Policy, “GSAM” refers, collectively, to the following legal entities:

Goldman Sachs Asset Management, L.P.; Goldman Sachs Asset Management International; Goldman Sachs Hedge Fund Strategies LLC; GS Investment Strategies, LLC; GSAM Stable Value, LLC; Goldman Sachs (Singapore) Pte.; Goldman Sachs Asset Management (Singapore) Pte. Ltd.; Goldman Sachs (Asia) L.L.C.; Goldman Sachs Asset Management Co. Ltd.; Beijing Gao Hua Securities Company Limited; Goldman Sachs (China) L.L.C.; Goldman Sachs (India) Securities Private Limited; Goldman Sachs Asset Management (India) Private Limited; Goldman Sachs Representacoes Ltda.; Goldman Sachs Asset Management Brasil LTDA; GS Investment Strategies Canada Inc.; Goldman Sachs Management (Ireland) Ltd.; Goldman Sachs Asset Management Company Private Limited; Goldman Sachs Asset Management Australia Pty Ltd.; Goldman Sachs Australia Managed Funds Limited; Goldman Sachs Trustee Company (India) Private Limited; Goldman Sachs Global Advisory Products LLC.

Fundamental Equity and GS Investment Strategies Portfolio Management Teams

The Fundamental Equity and GS Investment Strategies Portfolio Management Teams view the analysis of corporate governance practices as an integral part of the investment research and stock valuation process.  In forming their views on particular matters, these Portfolio Management Teams may consider applicable regional rules and practices, including codes of conduct and other guides, regarding proxy voting, in addition to the GSAM Guidelines and Recommendations (as defined below).

Quantitative Investment Strategies Portfolio Management Teams

The Quantitative Investment Strategies Portfolio Management Teams have decided to generally follow the GSAM Guidelines and Recommendations based on such Portfolio Management Teams’ investment philosophy and approach to portfolio construction, as well as their participation in the creation of the GSAM Guidelines.  The Quantitative Investment Strategies Portfolio Management Teams may from time to time, however, review and individually assess any specific shareholder vote.

Fixed Income and Private Investments

Voting decisions with respect to client investments in fixed income securities and the securities of privately-held issuers generally will be made by the relevant Portfolio Management Teams based on their assessment of the particular transactions or other matters at issue.  Those Portfolio Management Teams may also adopt policies related to the fixed income or private investments they make that supplement this Policy.

Alternative Investment and Manager Selection (“AIMS”) and

Externally Managed Strategies

Where GSAM places client assets with managers outside of GSAM, for example within GSAM’s AIMS business unit, such external managers generally will be responsible for voting proxies in accordance with the managers’ own policies.  AIMS may, however, retain proxy voting responsibilities where it deems appropriate or necessary under prevailing circumstances.  To the extent AIMS portfolio managers assume proxy voting responsibility with respect to publicly-traded equity securities they will follow the GSAM Guidelines and Recommendations as discussed below unless an override is requested.  Any other voting decision will be conducted in accordance with AIMS’ policies governing voting decisions with respect to non-publicly traded equity securities held by their clients.

C.  Implementation

GSAM has retained a third-party proxy voting service (the “Proxy Service”) to assist in the implementation of certain proxy voting-related functions, including, without limitation, operational, recordkeeping and reporting services.  Among its responsibilities, the Proxy Service prepares a written analysis and recommendation (a “Recommendation”) of each proxy vote that reflects the Proxy Service’s application of the GSAM Guidelines to the particular proxy issues.  GSAM retains the responsibility for proxy voting decisions.

GSAM’s Portfolio Management Teams generally cast proxy votes consistently with the GSAM Guidelines and the Recommendations.  Each Portfolio Management Team, however, may on certain proxy votes seek approval to diverge from the GSAM Guidelines or a Recommendation by following a process which seeks to ensure that override decisions are not influenced by any conflict of interest.  As a result of the override process, different Portfolio Management Teams may vote differently for particular votes for the same company.

GSAM clients who have delegated voting responsibility to GSAM with respect to their account may from time to time contact their client representative if they would like to direct GSAM to vote in a particular manner for a particular solicitation.  GSAM will use commercially reasonable efforts to vote according to the client’s request in these circumstances, however, GSAM’s ability to implement such voting instruction will be dependent on operational matters such as the timing of the request.

From time to time, GSAM’s ability to vote proxies may be affected by regulatory requirements and compliance, legal or logistical considerations.  As a result, GSAM, from time to time, may determine that it is not practicable or desirable to vote proxies.

D. Conflicts of Interest

GSAM has implemented processes designed to prevent conflicts of interest from influencing its proxy voting decisions. These processes include information barriers as well as the use of the GSAM Guidelines and Recommendations and the override process described above in instances when a Portfolio Management Team is interested in voting in a manner that diverges from the initial Recommendation based on the GSAM Guidelines.

Part II

GSAM Proxy Voting Guidelines Summary

The following is a summary of the material GSAM Proxy Voting Guidelines (the “Guidelines”), which form the substantive basis of GSAM’s Policy on Proxy Voting for Investment Advisory Clients (the “Policy”).  As described in the main body of the Policy, one or more GSAM portfolio management teams may diverge from the Guidelines and a related Recommendation on any particular proxy vote or in connection with any individual investment decision in accordance with the Policy.

A. US proxy items:

1.

Operational Items

2.

Board of Directors

3.

Executive Compensation

4.

Director Nominees and Proxy Access

5.

Shareholder Rights and Defenses

6.

Mergers and Corporate Restructurings

7.

State of Incorporation

8.

Capital Structure

9.

Corporate Social Responsibility (CSR)/Environmental, Social,  Governance

(ESG) Issues

B. Non-U.S. proxy items:

1.

Operational Items

2.

Board of Directors

3.

Compensation

4.

Board Structure

5.

Capital Structure

6.

Mergers and Corporate Restructurings & Other

7.

Corporate Social Responsibility (CSR)/Environmental, Social, Governance

(ESG) Issues

U.S. Proxy Items

The following section is a summary of the Guidelines, which form the substantive basis of the Policy with respect to U.S. public equity investments.

1.

Operational Items

Auditor Ratification

Vote FOR proposals to ratify auditors, unless any of the following apply within the last year:

•

An auditor has a financial interest in or association with the company, and is therefore not independent;

•

There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position;

•

Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; or material weaknesses identified in Section 404 disclosures; or

•

Fees for non-audit services are excessive (generally over 50% or more of the audit fees).

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services or asking for audit firm rotation.

2.

Board of Directors

The board of directors should promote the interests of shareholders by acting in an oversight and/or advisory role; the board should consist of a majority of independent directors and should be held accountable for actions and results related to their responsibilities.

When evaluating board composition, GSAM believes a diversity of ethnicity, gender and experience is an important consideration.

Classification of Directors

Where applicable, the New York Stock Exchange or NASDAQ Listing Standards definition is to be used to classify directors as insiders or affiliated outsiders. General definitions are as follows:

•

Inside Director

o

Employee of the company or one of its affiliates

o

Among the five most highly paid individuals (excluding interim CEO)

o

Listed as an officer as defined under Section 16 of the Securities and Exchange Act of 1934

o

Current interim CEO

o

Beneficial owner of more than 50 % of the company's voting power (this may be aggregated if voting power is distributed among more than one member of a defined group)

•

Affiliated Outside Director

o

Board attestation that an outside director is not independent

o

Former CEO or other executive of the company within the last 3 years

o

Former CEO or other executive of an acquired company within the past three years

•

Independent Outside Director

o

No material connection to the company other than a board seat

Additionally, GSAM will consider compensation committee interlocking directors to be affiliated (defined as CEOs who sit on each other’s compensation committees).

Voting on Director Nominees in Uncontested Elections

Vote on director nominees should be determined on a CASE-BY-CASE basis.

Vote AGAINST or WITHHOLD from individual directors who:

•

Attend less than 75 % of the board and committee meetings without a disclosed valid excuse for each of the last two years;

•

Sit on more than six public operating and/or holding company boards;

•

Are CEOs of public companies who sit on the boards of more than two public companies besides their own--withhold only at their outside boards.

Other items considered for an AGAINST vote include specific concerns about the individual or the company, such as criminal wrongdoing or breach of fiduciary responsibilities, sanctions from government or authority, violations of laws and regulations, or other issues related to improper business practice.

Vote AGAINST or WITHHOLD from Inside Directors and Affiliated Outside Directors (per the Classification of Directors above) in the case of operating and/or holding companies when:

•

The Inside Director or Affiliated Outside Director serves on the Audit, Compensation, or Nominating  Committees; and

•

The company lacks an Audit, Compensation or Nominating Committee so that the full board functions as such committees and Insider Directors or Affiliated Outside Directors are participating in voting on matters that independent committees should be voting on.

Vote AGAINST or WITHHOLD from members of the appropriate committee for the following reasons (or independent chairman or lead director in cases of a classified board and members of appropriate committee are not up for reelection). Extreme cases may warrant a vote against the entire board.

•

Material failures of governance, stewardship, or fiduciary responsibilities at the company;

•

Egregious actions related to the director(s)’ service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company;

•

At the previous board election, any director received more than 50 % withhold/against votes of the shares cast and the company has failed to address the underlying issue(s) that caused the high withhold/against vote (members of the Nominating or Governance Committees);

•

The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken); an adopted proposal that is substantially similar to the original shareholder proposal will be deemed sufficient; (vote against members of the committee of the board that is responsible for the issue under consideration). If GSAM did not support the shareholder proposal in both years, GSAM will still vote against the committee member(s).

Vote AGAINST or WITHHOLD from the members of the Audit Committee if:

•

The non-audit fees paid to the auditor are excessive (generally over 50% or more of the audit fees);

•

The company receives an adverse opinion on the company’s financial statements from its auditor and there is not clear evidence that the situation has been remedied; or

•

There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote CASE-BY-CASE on members of the Audit Committee and/or the full board if poor accounting practices, which rise to a level of serious concern are identified, such as fraud, misapplication of GAAP and material weaknesses identified in Section 404 disclosures.

Examine the severity, breadth, chronological sequence and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether negative vote recommendations are warranted against the members of the Audit Committee who are responsible for the poor accounting practices, or the entire board.

See section 3 on executive and director compensation for reasons to withhold from members of the Compensation Committee.

In limited circumstances, GSAM may vote AGAINST or WITHHOLD from all nominees of the board of directors (except from new nominees who should be considered on a CASE-BY-CASE basis and except as discussed below) if:

•

The company’s poison pill has a dead-hand or modified dead-hand feature for two or more years.  Vote against/withhold every year until this feature is removed; however, vote against the poison pill if there is one on the ballot with this feature rather than the director;

•

The board adopts or renews a poison pill without shareholder approval, does not commit to putting it to shareholder vote within 12 months of adoption (or in the case of an newly public company, does not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold/against recommendation for this issue;

•

The board failed to act on takeover offers where the majority of the shareholders tendered their shares;

•

If in an extreme situation the board lacks accountability and oversight, coupled with sustained poor performance relative to peers.

Shareholder proposal regarding Independent Chair (Separate Chair/CEO)

Vote on a CASE-BY-CASE basis.

GSAM will generally recommend a vote AGAINST shareholder proposals requiring that the chairman’s position be filled by an independent director, if the company satisfies 3 of the 4 following criteria:

•

Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties;

•

Two-thirds independent board;

•

All independent “key” committees (audit, compensation and nominating committees); or

•

Established, disclosed governance guidelines.

Shareholder proposal regarding board declassification

GSAM will generally vote FOR proposals requesting that the board adopt a declassified structure in the case of operating and holding companies.

Majority Vote Shareholder Proposals

GSAM will vote FOR proposals requesting that the board adopt majority voting in the election of directors provided it does not conflict with the state law where the company is incorporated.

GSAM also looks for companies to adopt a post-election policy outlining how the company will address the situation of a holdover director.

Cumulative Vote Shareholder Proposals

GSAM will generally support shareholder proposals to restore or provide cumulative voting in the case of operating and holding companies unless:

•

The company has adopted (i) majority vote standard with a carve-out for plurality voting in situations where there are more nominees than seats and (ii) a director resignation policy to address failed elections.

3.

Executive Compensation

Pay Practices

Good pay practices should align management’s interests with long-term shareholder value creation. Detailed disclosure of compensation criteria is preferred; proof that companies follow the criteria should be evident and retroactive performance target changes without proper disclosure is not viewed favorably.  Compensation practices should allow a company to attract and retain proven talent.  Some examples of poor pay practices include: abnormally large bonus payouts without justifiable performance linkage or proper disclosure, egregious employment contracts, excessive severance and/or change in control provisions, repricing or replacing of underwater stock options/stock appreciation rights without prior shareholder approval, and excessive perquisites. A company should also have an appropriate balance of short-term vs. long-term metrics and the metrics should be aligned with business goals and objectives.

If the company maintains problematic or poor pay practices, generally vote:

?

AGAINST Management Say on Pay (MSOP) Proposals; or

?

AGAINST an equity-based incentive plan proposal if excessive non-performance-based equity awards are the major contributor to a pay-for-performance misalignment.

?

If no MSOP or equity-based incentive plan proposal item is on the ballot, vote AGAINST/WITHHOLD from compensation committee members.

Equity Compensation Plans

Vote CASE-BY-CASE on equity-based compensation plans.  Evaluation takes into account potential plan cost, plan features and grant practices. While a negative combination of these factors could cause a vote AGAINST, other reasons to vote AGAINST the equity plan could include the following factors:

?

The plan permits the repricing of stock options/stock appreciation rights (SARs) without prior shareholder approval; or

?

There is more than one problematic material feature of the plan, which could include one of the following: unfavorable change-in-control features, presence of gross ups and options reload.

Advisory Vote on Executive Compensation (Say-on-Pay, MSOP) Management Proposals

Vote FOR annual frequency and AGAINST shareholder or management proposals asking for any frequency less than annual.

Vote CASE-BY-CASE on management proposals for an advisory vote on executive compensation. For U.S. companies, consider the following factors in the context of each company’s specific circumstances and the board’s disclosed rationale for its practices. In general more than one factor will need to be present in order to warrant a vote AGAINST.

Pay-for-Performance Disconnect:

•

GSAM will consider there to be a disconnect based on a quantitative assessment of the following: CEO pay vs. TSR and peers, CEO pay as a percentage of the median peer group or CEO pay vs. shareholder return over time.

Additional Factors Considered Include:

•

Boards responsiveness if company received 70% or less shareholder support in the previous year’s MSOP vote;

•

Abnormally large bonus payouts without justifiable performance linkage or proper disclosure;

•

Egregious employment contracts;

•

Excessive perquisites or excessive severance and/or change in control provisions;

•

Repricing or replacing of underwater stock options  without prior shareholder approval;

•

Excessive pledging or hedging of stock by executives;

•

Egregious pension/SERP (supplemental executive retirement plan) payouts;

•

Extraordinary relocation benefits;

•

Internal pay disparity;

•

Lack of transparent disclosure of compensation philosophy and goals and targets, including details on short-term and long-term performance incentives; and

•

Long-term equity-based compensation is 100% time-based.

Other Compensation Proposals and Policies

Employee Stock Purchase Plans -- Non-Qualified Plans

Vote CASE-BY-CASE on nonqualified employee stock purchase plans taking into account the following factors:

•

Broad-based participation;

•

Limits on employee contributions;

•

Company matching contributions; and

•

Presence of a discount on the stock price on the date of purchase.

Option Exchange Programs/Repricing Options

Vote CASE-BY-CASE on management proposals seeking approval to exchange/reprice options, taking into consideration:

•

Historic trading patterns--the stock price should not be so volatile that the options are likely to be back “in-the-money” over the near term;

•

Rationale for the re-pricing;

•

If it is a value-for-value exchange;

•

If surrendered stock options are added back to the plan reserve;

Option vesting;

•

Term of the option--the term should remain the same as that of the replaced option;

•

Exercise price--should be set at fair market or a premium to market;

•

Participants--executive officers and directors should be excluded.

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

Other Shareholder Proposals on Compensation

Advisory Vote on Executive Compensation (Frequency on Pay)

Vote FOR annual frequency.

Stock retention holding period

Vote FOR shareholder proposals asking for a policy requiring that senior executives retain a significant percentage of shares acquired through equity compensation programs if the policy requests retention for two years or less following the termination of their employment (through retirement or otherwise) and a holding threshold percentage of 50% or less.

Also consider:

•

Whether the company has any holding period, retention ratio, or officer ownership requirements in place and the terms/provisions of awards already granted.

Elimination of accelerated vesting in the event of a change in control

Vote AGAINST shareholder proposals seeking a policy eliminating the accelerated vesting of time-based equity awards in the event of a change-in-control.

Performance-based equity awards and pay-for-superior-performance proposals

Generally support unless there is sufficient evidence that the current compensation structure is already substantially performance-based. GSAM considers performance-based awards to include awards that are tied to shareholder return or other metrics that are relevant to the business.

Say on Supplemental Executive Retirement Plans (SERP)

Generally vote AGAINST proposals asking for shareholder votes on SERP.

4.

Director Nominees and Proxy Access

Voting for Director Nominees (Management or Shareholder)

Vote CASE-BY-CASE on the election of directors of operating and holding companies in contested elections, considering the following factors:

•

Long-term financial performance of the target company relative to its industry;

•

Management’s track record;

•

Background of the nomination, in cases where there is a shareholder nomination;

•

Qualifications of director nominee(s);

•

Strategic plan related to the nomination and quality of critique against management; and

•

Likelihood that the Board will be productive as a result.

Proxy Access

Vote CASE-BY-CASE on shareholder or management proposals asking for proxy access.

GSAM may support proxy access as an important right for shareholders of operating and holding companies and as an alternative to costly proxy contests and as a method for GSAM to vote for directors on an individual basis, as appropriate, rather than voting on one slate or the other. While this could be an important shareholder right, the following factors will be taken into account when evaluating the shareholder proposals:

•

The ownership thresholds, percentage and duration proposed (GSAM generally will not support if the ownership threshold is less than 3%);

•

The maximum proportion of directors that shareholders may nominate each year (GSAM generally will not support if the proportion of directors is greater than 25%); and

•

Other restricting factors that when taken in combination could serve to materially limit the proxy access provision.

When evaluating companies that adopted proxy access either proactively or in response to a shareholder proposal, GSAM will take into account the factors listed above. A vote against governance committee members could result if provisions exist that materially limit the right to proxy access.

Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses.  When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

5.

Shareholders Rights & Defenses

Shareholder Ability to Act by Written Consent

In the case of operating and holding companies, generally vote FOR shareholder proposals that provide shareholders with the ability to act by written consent, unless:

•

The company already gives shareholders the right to call special meetings at a threshold of 25% or lower; and

•

The company has a history of strong governance practices.

Shareholder Ability to Call Special Meetings

In the case of operating and holding companies, generally vote FOR management proposals that provide shareholders with the ability to call special meetings.

In the case of operating and holding companies, generally vote FOR shareholder proposals that provide shareholders with the ability to call special meetings at a threshold of 25% or lower if the company currently does not give shareholders the right to call special meetings.  However, if a company already gives shareholders the right to call special meetings at a threshold of at least 25%, vote AGAINST shareholder proposals to further reduce the threshold.

Advance Notice Requirements for Shareholder Proposals/Nominations

In the case of operating and holding companies, vote CASE-BY-CASE on advance notice proposals, giving support to proposals that allow shareholders to submit proposals/nominations reasonably close to the meeting date and within the broadest window possible, recognizing the need to allow sufficient notice for company, regulatory and shareholder review.

Poison Pills

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder-approved poison pill in place; or (2) the company has adopted a policy concerning the adoption of a pill in the future specifying certain shareholder friendly provisions.

Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption.

Vote CASE-BY-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan.

In addition, the rationale for adopting the pill should be thoroughly explained by the company.  In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

6.

Mergers and Corporate Restructurings

Vote CASE-BY-CASE on mergers and acquisitions taking into account the following based on publicly available information:

•

Valuation;

•

Market reaction;

•

Strategic rationale;

•

Management’s track record of successful integration of historical acquisitions;

•

Presence of conflicts of interest; and

•

Governance profile of the combined company.

7.

State of Incorporation

Reincorporation Proposals

GSAM may support management proposals to reincorporate as long as the reincorporation would not substantially diminish shareholder rights.  GSAM may not support shareholder proposals for reincorporation unless the current state of incorporation is substantially less shareholder friendly than the proposed reincorporation, there is a strong economic case to reincorporate or the company has a history of making decisions that are not shareholder friendly.

Exclusive venue for shareholder lawsuits

Generally vote FOR on exclusive venue proposals, taking into account:

•

Whether the company has been materially harmed by shareholder litigation outside its jurisdiction of incorporation, based on disclosure in the company's proxy statement;

•

Whether the company has the following good governance features:

o

Majority independent board;

o

Independent key committees;

o

An annually elected board;

o

A majority vote standard in uncontested director elections;

o

The absence of a poison pill, unless the pill was approved by shareholder; and/or

o

Separate Chairman CEO role or, if combined, an independent chairman with clearly delineated duties.

8.

Capital Structure

Common and Preferred Stock Authorization

Generally vote FOR proposals to increase the number of shares of common stock authorized for issuance.

Generally vote FOR proposals to increase the number of shares of preferred stock, as long as there is a commitment to not use the shares for anti-takeover purposes.

9.

Corporate Social Responsibility (CSR)/Environmental, Social, Governance (ESG) Issues

Overall Approach

GSAM recognizes that Environmental, Social and Governance (ESG) factors can affect investment performance, expose potential investment risks and provide an indication of management excellence and leadership.  When evaluating ESG proxy issues, GSAM balances the purpose of a proposal with the overall benefit to shareholders.

Shareholder proposals considered under this category could include, among others, reports on:

1) employee labor and safety policies;

2) impact on the environment of the company’s production or manufacturing operations;

3) societal impact of products manufactured;

4) risks throughout the supply chain or operations including animal treatment practices within food production and conflict minerals; and

5) board diversity.

When evaluating environmental and social shareholder proposals, the following factors are generally considered:

•

The company’s current level of publicly-available disclosure, including if the company already discloses similar information through existing reports or policies;

•

If the company has implemented or formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard;

•

Whether adoption of the proposal is likely to enhance or protect shareholder value;

•

Whether the information requested concerns business issues that relate to a meaningful percentage of the company’s business;

•

The degree to which the company’s stated position on the issues raised in the proposal could affect its reputation or sales, or leave it vulnerable to a boycott or selective purchasing;

•

Whether the company has already responded in some appropriate manner to the request embodied in the proposal;

•

What other companies in the relevant industry have done in response to the issue addressed in the proposal;

•

Whether the proposal itself is well framed and the cost of preparing the report is reasonable;

•

Whether the subject of the proposal is best left to the discretion of the board;

•

Whether the company has material fines or violations in the area and if so, if appropriate actions have already been taken to remedy going forward;

•

Whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.

Sustainability, climate change reporting

Generally vote FOR proposals requesting the company to report on its policies, initiatives and oversight mechanisms related to environmental sustainability, or how the company may be impacted by climate change. The following factors will be considered:

•

The company’s current level of publicly-available disclosure including if the company already discloses similar information through existing reports or policies;

•

If the company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame;

•

If the company’s current level of disclosure is comparable to that of its industry peers; and

•

If there are significant controversies, fines, penalties, or litigation associated with the company’s environmental performance.

Establishing goals or targets for emissions reduction

Vote CASE-BY-CASE on proposals that call for the adoption of Greenhouse Gas (“GHG”) reduction goals from products and operations, taking into account:

•

Overly prescriptive requests for the reduction in GHG emissions by specific amounts or within a specific time frame;

•

Whether company disclosure lags behind industry peers;

•

Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to GHG emissions;

•

The feasibility of reduction of GHGs given the company’s product line and current technology and;

•

Whether the company already provides meaningful disclosure on GHG emissions from its products and operations.

Political Contributions and Trade Association Spending/Lobbying Expenditures and Initiatives

GSAM generally believes that it is the role of boards and management to determine the appropriate level of disclosure of all types of corporate political activity.  When evaluating these proposals, GSAM considers the prescriptive nature of the proposal and the overall benefit to shareholders along with a company’s current disclosure of policies, practices and oversight.

 Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

•

There are no recent, significant controversies, fines or litigation regarding the company’s political contributions or trade association spending; and

•

The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibits coercion.

Vote AGAINST proposals requesting increased disclosure of a company’s policies with respect to political contributions, lobbying and trade association spending as long as:

•

There is no significant potential threat or actual harm to shareholders’ interests;

•

There are no recent significant controversies or litigation related to the company’s political contributions or governmental affairs; and

•

There is publicly available information to assess the company’s oversight related to such expenditures of corporate assets.

GSAM generally will vote AGAINST proposals asking for detailed disclosure of political contributions or trade association or lobbying expenditures.

Vote AGAINST proposals barring the company from making political contributions.  Businesses are affected by legislation at the federal, state, and local level and barring political contributions can put the company at a competitive disadvantage.

Gender Identity and Sexual Orientation

A company should have a clear, public Equal Employment Opportunity (EEO) statement and/or diversity policy. Generally vote FOR proposals seeking to amend a company’s EEO statement or diversity policies to additionally prohibit discrimination based on sexual orientation and/or gender identity.

Labor and Human Rights Standards

Generally vote FOR proposals requesting a report on company or company supplier labor and/or human rights standards and policies, or on the impact of its operations on society, unless such information is already publicly disclosed considering:

•

The degree to which existing relevant policies and practices are disclosed;

•

Whether or not existing relevant policies are consistent with internationally recognized standards;

•

Whether company facilities and those of its suppliers are monitored and how;

•

Company participation in fair labor organizations or other internationally recognized human rights initiatives;

•

Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;

•

Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;

•

The scope of the request; and

•

Deviation from industry sector peer company standards and practices.

Non-U.S. Proxy Items

The following section is a broad summary of the Guidelines, which form the basis of the Policy with respect to non-U.S. public equity investments.  Applying these guidelines is subject to certain regional and country-specific exceptions and modifications and is not inclusive of all considerations in each market.

1.

Operational Items

Financial Results/Director and Auditor Reports

Vote FOR approval of financial statements and director and auditor reports, unless:

•

There are concerns about the accounts presented or audit procedures used; or

•

The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Appointment of Auditors and Auditor Fees

Vote FOR the re-election of auditors and proposals authorizing the board to fix auditor fees, unless:

•

There are serious concerns about the accounts presented, audit procedures used or audit opinion rendered;

•

There is reason to believe that the auditor has rendered an opinion, which is neither accurate nor indicative of the company’s financial position;

•

Name of the proposed auditor has not been published;

•

The auditors are being changed without explanation; non-audit-related fees are substantial or are in excess of standard annual audit-related fees; or the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Appointment of Statutory Auditors

Vote FOR the appointment or reelection of statutory auditors, unless:

•

There are serious concerns about the statutory reports presented or the audit procedures used;

•

Questions exist concerning any of the statutory auditors being appointed; or

•

The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Allocation of Income

Vote FOR approval of the allocation of income, unless:

•

The dividend payout ratio has been consistently low without adequate explanation; or

•

The payout is excessive given the company's financial position.

Stock (Scrip) Dividend Alternative

Vote FOR most stock (scrip) dividend proposals.

Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Amendments to Articles of Association

Vote amendments to the articles of association on a CASE-BY-CASE basis.

Change in Company Fiscal Term

Vote FOR resolutions to change a company's fiscal term unless a company's  motivation for the change is to postpone its AGM.

Lower Disclosure Threshold for Stock Ownership

Vote AGAINST resolutions to lower the stock ownership disclosure threshold below 5 % unless specific reasons exist to implement a lower threshold.

Amend Quorum Requirements

Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

Transact Other Business

Vote AGAINST other business when it appears as a voting item.

2.

Board of Directors

Director Elections

Vote FOR management nominees taking into consideration the following:

•

Adequate disclosure has not been provided in a timely manner; or

•

There are clear concerns over questionable finances or restatements; or

•

There have been questionable transactions or conflicts of interest; or

•

There are any records of abuses against minority shareholder interests; or

•

The board fails to meet minimum corporate governance standards. or

•

There are reservations about:

o

Director terms

o

Bundling of proposals to elect directors

o

Board independence

o

Disclosure of named nominees

o

Combined Chairman/CEO

o

Election of former CEO as Chairman of the Board

o

Overboarded directors

o

Composition of committees

o

Director independence

•

Specific concerns about the individual or company, such as criminal wrongdoing or breach of fiduciary responsibilities; or

•

Repeated absences at board meetings have not been explained (in countries where this  information is disclosed); or

•

Unless there are other considerations which may include sanctions from government or authority, violations of laws and regulations, or other issues related to improper business practice, failure to replace management, or egregious actions related to service on other boards.

Vote on a CASE-BY-CASE basis in contested elections of directors, e.g., the election of shareholder nominees or the dismissal of incumbent directors, determining which directors are best suited to add value for shareholders.

The analysis will generally be based on, but not limited to, the following major decision factors:

•

Company performance relative to its peers;

•

Strategy of the incumbents versus the dissidents;

•

Independence of board candidates;

•

Experience and skills of board candidates;

•

Governance profile of the company;

•

Evidence of management entrenchment;

•

Responsiveness to shareholders;

•

Whether a takeover offer has been rebuffed;

•

Whether minority or majority representation is being sought.

Vote FOR employee and/or labor representatives if they sit on either the audit or compensation committee and are required by law to be on those committees.

Vote AGAINST employee and/or labor representatives if they sit on either the audit or compensation committee, if they are not required to be on those committees.

Classification of directors

Executive Director

•

Employee or executive of the company;

•

Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company.

Non-Independent Non-Executive Director (NED)

•

Any director who is attested by the board to be a non-independent NED;

•

Any director specifically designated as a representative of a significant shareholder of the company;

•

Any director who is also an employee or executive of a significant shareholder of the company;

•

Beneficial owner (direct or indirect) of at least 10% of the company’s stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., family members who beneficially own less than 10% individually, but collectively own more than 10%), unless market best practice dictates a lower ownership and/or disclosure threshold (and in other special market-specific circumstances);

•

Government representative;

•

Currently provides (or a relative provides) professional services to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in excess of $10,000 per year;

•

Represents customer, supplier, creditor, banker, or other entity with which company maintains transactional/commercial relationship (unless company discloses information to apply a materiality test);

•

Any director who has conflicting or cross-directorships with executive directors or the chairman of the company;

•

Relative of a current employee of the company or its affiliates;

•

Relative of a former executive of the company or its affiliates;

•

A new appointee elected other than by a formal process through the General Meeting (such as a contractual appointment by a substantial shareholder);

•

Founder/co-founder/member of founding family but not currently an employee;

•

Former executive (5 year cooling off period);

•

Years of service is generally not a determining factor unless it is recommended best practice in a market and/or in extreme circumstances, in which case it may be considered; and

•

Any additional relationship or principle considered to compromise independence under local corporate governance best practice guidance.

Independent NED

•

No material connection, either directly or indirectly, to the company other than a board seat.

Employee Representative

•

Represents employees or employee shareholders of the company (classified as “employee representative” but considered a non-independent NED).

Discharge of Directors

Generally vote FOR the discharge of directors, including members of the management board and/or supervisory board, unless there is reliable information about significant and compelling controversies that the board is not fulfilling its fiduciary duties warranted by:

•

A lack of oversight or actions by board members which invoke shareholder distrust related to malfeasance or poor supervision, such as operating in private or company interest rather than in shareholder interest; or

•

Any legal issues (e.g., civil/criminal) aiming to hold the board responsible for breach of trust in the past or related to currently alleged actions yet to be confirmed (and not only the fiscal year in question), such as price fixing, insider trading, bribery, fraud, and other illegal actions; or

•

Other egregious governance issues where shareholders may bring legal action against the company or its directors; or

•

Vote on a CASE-BY-CASE basis where a vote against other agenda items are deemed inappropriate.

3.

 Compensation

Good pay practices should align management’s interests with long-term shareholder value creation. Detailed disclosure of compensation criteria is preferred; proof that companies follow the criteria should be evident and retroactive performance target changes without proper disclosure is not viewed favorably.  Compensation practices should allow a company to attract and retain proven talent.  Some examples of poor pay practices include: abnormally large bonus payouts without justifiable performance linkage or proper disclosure, egregious employment contracts, excessive severance and/or change in control provisions, repricing or replacing of underwater stock options/stock appreciation rights without prior shareholder approval, and excessive perquisites. A company should also have an appropriate balance of short-term vs. long-term metrics and the metrics should be aligned with business goals and objectives.

Director Compensation

Vote FOR proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.

Vote AGAINST proposals to introduce retirement benefits for non-executive directors.

Compensation Plans

Vote compensation plans on a CASE-BY-CASE basis.

Director, Officer, and Auditor Indemnification and Liability Provisions

Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.

Vote AGAINST proposals to indemnify auditors.

4.

Board Structure

Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

Chairman CEO combined role (for applicable markets)

GSAM will generally recommend a vote AGAINST shareholder proposals requiring that the chairman’s position be filled by an independent director, if the company satisfies 3 of the 4 following criteria:

•

Two-thirds independent board, or majority in countries where employee representation is common practice;

•

A designated, or a rotating, lead director, elected by and from the independent board members with clearly delineated and comprehensive duties;

•

Fully independent key committees; and/or

•

Established, publicly disclosed, governance guidelines and director biographies/profiles.

5.

Capital Structure

Share Issuance Requests

General Issuances:

Vote FOR issuance requests with preemptive rights to a maximum of 100 % over currently issued capital.

Vote FOR issuance requests without preemptive rights to a maximum of 20 % of currently issued capital.

Specific Issuances:

Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

Increases in Authorized Capital

Vote FOR non-specific proposals to increase authorized capital up to 100 % over the current authorization unless the increase would leave the company with less than 30 % of its new authorization outstanding.

Vote FOR specific proposals to increase authorized capital to any amount, unless:

•

The specific purpose of the increase (such as a share-based acquisition or merger) does not meet guidelines for the purpose being proposed; or

•

The increase would leave the company with less than 30 % of its new authorization outstanding after adjusting for all proposed issuances.

Vote AGAINST proposals to adopt unlimited capital authorizations.

Reduction of Capital

Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to  shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

Capital Structures

Vote FOR resolutions that seek to maintain or convert to a one-share, one-vote capital structure.

Vote AGAINST requests for the creation or continuation of dual-class capital structures or the creation of new or additional super voting shares.

Preferred Stock

Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 % of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets guidelines on equity issuance requests.

Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

Debt Issuance Requests

Vote non-convertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets guidelines on equity issuance requests.

Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Increase in Borrowing Powers

Vote proposals to approve increases in a company's borrowing powers on a CASE-BY-CASE basis.

Share Repurchase Plans

GSAM will generally recommend FOR share repurchase programs taking into account whether:

•

The share repurchase program can be used as a takeover defense;

•

There is clear evidence of historical abuse;

•

There is no safeguard in the share repurchase program against selective buybacks;

•

Pricing provisions and safeguards in the share repurchase program are deemed to be unreasonable in light of market practice.

Reissuance of Repurchased Shares

Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

Capitalization of Reserves for Bonus Issues/Increase in Par Value

Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

6.

Mergers and Corporate Restructuring & Other

Reorganizations/Restructurings

Vote reorganizations and restructurings on a CASE-BY-CASE basis.

Mergers and Acquisitions

Vote CASE-BY-CASE on mergers and acquisitions taking into account the following based on publicly available information:

•

Valuation;

•

Market reaction;

•

Strategic rationale;

•

Management’s track record of successful integration of historical acquisitions;

•

Presence of conflicts of interest; and

•

Governance profile of the combined company.

Antitakeover Mechanisms

Generally vote AGAINST all antitakeover proposals, unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

Reincorporation Proposals

Vote reincorporation proposals on a CASE-BY-CASE basis.

Related-Party Transactions

Vote related-party transactions on a CASE-BY-CASE basis, considering factors including, but not limited to, the following:

•

The parties on either side of the transaction;

•

The nature of the asset to be transferred/service to be provided;

•

The pricing of the transaction (and any associated professional valuation);

•

The views of independent directors (where provided);

•

The views of an independent financial adviser (where appointed);

•

Whether any entities party to the transaction (including advisers) is conflicted; and

•

The stated rationale for the transaction, including discussions of timing.

Shareholder Proposals

Vote all shareholder proposals on a CASE-BY-CASE basis.

Vote FOR proposals that would improve the company’s corporate governance or business profile at a reasonable cost.

Vote AGAINST proposals that limit the company’s business activities or capabilities or result in significant costs being incurred with little or no benefit.

7.

Corporate Social Responsibility (CSR)/Environmental, Social, Governance (ESG) Issues

Please refer to page 12 for our current approach to these important topics.

September 15, 2016